Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10:	SUBSEQUENT EVENTS

a.	On January 26, 2020, the Company’s Board of Directors approved a one-time immediate payment of $150 and a payment of $37.5 on a quarterly basis (for such time as the service engagement continues) to the Chairman of the Board of Directors contingent upon shareholder approval which was obtained on July 6, 2020 and successful closing of Company’s IPO, which took place on September 3, 2020.

b.	On July 6, 2020 the Company’s shareholders approved a 3-for-1 reverse split of the Company’s Ordinary shares and Convertible preferred shares effective on July 6, 2020. All issued and outstanding Ordinary shares and Convertible preferred shares and related per share amounts contained in the financial statements have been retroactively adjusted to reflect this reverse stock split for all periods presented. See also Note 1c.

c.	On August 20, 2020, the Company entered into a public relations and investor relations consultancy and service agreement with Crescendo Communications, LLC (“Crescendo”), pursuant to which in consideration of the services and as advance payment thereof Crescendo was issued 152,110 Ordinary shares upon the closing of the IPO.

d.	On August 20, 2020, the Company entered into an extension agreement with the August 2019 convertible notes investors, according to which the investors agreed to extend the original term by 60 days in exchange for 10% increase in the principal amount of the notes. As a result of the above, the number of units to be issued upon exercise of the August 2019 warrants was similarly increased by 10%.

e.

On September 3, 2020 the Company closed its IPO of 2,500,000 units at a price of $8.00 per unit. Each unit consisted of one Ordinary Share and one Warrant to purchase one Ordinary share. The Ordinary shares and Warrants were immediately separable from the units and were issued separately. The Warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $8.80 per share. The Company received gross proceeds of approximately $20,000 (net proceeds of approximately $17.6 million after deducting underwriting discounts and commissions and other offering expenses). Maxim Group LLC and Joseph Gunnar & Co., LLC acted as joint book-runners for the offering.

The Company granted the underwriters a 45-day option to purchase up to an additional 375,000 Ordinary shares and/or Warrants to purchase 375,000 Ordinary shares, or any combination thereof, to cover over-allotments, if any.

Concurrent with the closing of the offering all of the Company’s convertible notes and August and December 2019 convertible notes (inclusive of the 10% increase of the August 2019 convertible notes principal amount (refer to note 10d) and inclusive of accrued interest on all outstanding notes) were converted into 2,415,022 Ordinary shares and 312,170 units (consisting of one Ordinary shares and one warrant), respectively. Additionally, all of the Company’s outstanding convertible preferred shares were converted into 2,954,267 Ordinary shares, and the derivative warrant liability was classified to equity pursuant to the underlying warrants' exercise price, and the number of shares to be issued upon exercise being fixed, upon consummation of the IPO (refer to Note 4 for further information).

The table below shows, on a pro forma basis, the impact of the Company’s IPO on certain condensed consolidated balance sheet items as if the transaction occurred on June 30, 2020:

	June 30, 2020	Pro forma June 30, 2020
Cash and cash equivalents	$544	18,174
Other non-current assets	274	35
August and December 2019 Convertible notes	1,452	-
Convertible notes	5,342	-
Derivative warrant liability	1,512	-
Convertible preferred shares	6,621	-
Total Shareholders’ equity (deficit)	(14,164)	18,153